Dear Contract Owner:

We are pleased to provide this 1996 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                    INVESTMENT POSITION AS OF DECEMBER 31, 1996
                    -------------------------------------------

     Accumulation Unit Value                                      $81.48
                                                                  ------
                                                                  ------
     Fixed Portion Interest Rate on Amounts Contributed During
     Most Recent Contract Year.  Current Crediting Rate Not
     Guaranteed For Future Years.                                   6.25%*
                                                                  --------
                                                                  --------

          *LESS A CONTRACT EXPENSE CHARGE

The U.S. economy is showing somewhat stronger growth in 1996, with the Gross Domestic Product (GDP) expected to be above the 2.2% in 1995. The unemployment rate was 5.3% in December of 1996, with unemployment ranging from a high of 5.8% in January to a low of 5.1% in August. The Federal Reserve Board lowered the Federal Funds rate in January of 1996 by 25 basis points to 5.25% and then held the rate constant for the balance of the year. The stock market had another good year, with the Standard & Poor's Index up 20.26% in 1996.


     VARIABLE PORTION:        DECEMBER 31, 1996   JUNE 30, 1996   DECEMBER 31, 1995
     -----------------        -----------------   -------------   -----------------
     Accumulation Unit Value       $81.48           $74.36             $69.20
                                 --------           ------             ------
                                 --------           ------             ------

     Percentage Change From:

          December 31,1995         +17.75%
                                  --------
                                  --------
          June 30, 1996             +9.58%
                                  --------
                                  --------

     The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1996 appears on page 3.

     FIXED PORTION:
     As noted above, additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1996 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1997, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1997 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made during or prior to the contract year ending in 1995 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The economy expanded at a stronger pace in the first three quarters of 1996, as indicated by the Gross Domestic Product, up 3.0%, compared to the annual
1995 increase of 2.2%.   Inflation continues to be under control and
corporate profits continue to grow at a good rate.   The unemployment rate
continues at a good level, but it could be an indication of higher inflation down the road. The Federal Reserve continues to hold the Federal Funds rate at 5.25%. Short term interest rates have held steady during 1996, while longer term rates have increased slightly since December of 1995. The strong flow of new money into the equity mutual funds, good corporate profits and inflation remaining under control will be needed in 1997 to allow the stock market to continue its upward momentum.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                   Cordially yours,


                                   Robert J. Gibbons
                                   President
                                   and Chief Executive Officer

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

Assets
     Investments-at fair value (cost-$7,784,013):
          Common stocks                                                          $9,595,990
          Short-term notes                                                        1,772,093
                                                                                 ----------
                                                                                 11,368,083
     Cash on deposit                                                                 43,985
     Dividends and interest receivable                                               24,459
                                                                                 ----------
                   Total Assets                                                  11,436,527

Liability - Due to The Franklin Life Insurance Company                               15,311

Contract Owners' Equity
     Annuity reserves                                         $     17,875
     Value of 139,945 Accumulation Units outstanding,
       equivalent to $81.48471104 per unit                      11,403,341      $11,421,216
                                                              ------------      -----------
                                                              ------------      -----------


                              STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1996

Investment Income
     Dividends                                                    $166,120
     Interest                                                       75,477
                                                              ------------
               Total Income                                                  $     241,597

Expenses
     Mortality and expense charges                                $108,769
     Investment management services                                 47,550
                                                              ------------
               Total Expenses                                                      156,319
                                                                               -----------
               Net Investment Income                                                85,278

Realized and Unrealized Gain on Investments
     Net realized gain from investment transactions
          Proceeds from sales                                   $1,734,452
          Cost of investments sold (identified cost method       1,464,659
                                                              ------------
               Net Realized Gain                                                   269,793
     Net unrealized appreciation of investments
               Beginning of year                                   $2,177,308
               End of year                                          3,584,070
                                                              ------------
                    Net Unrealized Appreciation                                  1,406,762
                                                                               -----------
                    Net Gain On Investments                                      1,676,555
                                                                               -----------
                    Net Increase In Contract Owners'
                     Equity Resulting From Operations                           $1,761,833
                                                                               -----------
                                                                               -----------


                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                             YEAR ENDED DECEMBER 31
                                                                               1996            1995
                                                                         ---------------------------
Net investment income                                                       $  85,278     $  172,356
Net realized gain from investment transactions                                269,793         16,856
Net unrealized appreciation of investments                                  1,406,762      2,255,131
                                                                         ---------------------------
    Net Increase In Contract Owners' Equity Resulting From Operations       1,761,833      2,444,343
Net contract purchase payments                                                475,974        354,276
Reimbursement for contract guarantees                                           3,178            407
Annuity payments                                                               (3,878)        (3,262)
Withdrawals                                                                (1,244,804)    (1,694,308)
                                                                         ---------------------------
    Net Increase in Contract Owners' Equity                                   992,303      1,101,456
    Contract Owners' Equity at Beginning of Year                           10,428,913      9,327,457
                                                                         ---------------------------
    Contract Owners' Equity At End of Year                                $11,421,216    $10,428,913
                                                                         ---------------------------


                         See notes to financial statements

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996


NUMBER
OF                                                                      FAIR
SHARES                                                                  VALUE
------                                                                ---------

                  COMMON STOCKS (84.02%)
                  BANKING (3.0%)
3,675               Student Loan Marketing Association               $  342,234
                  BEVERAGES (1.13%)
4,400               PepsiCo, Incorporated                               128,700

                  BUSINESS SERVICES (1.5%)
5,600               Equifax Inc.                                        171,500
                  CHEMICALS (1.85%)
2,700               Dow Chemical                                        211,612
                  COMPUTER SERVICES (2.87%)
8,100               Ceridian Corporation*                               328,050
                  COSMETICS & HOUSEHOLD PRODUCTS (2.72%)
4,000               Gillette Company                                    311,000

                  DRUGS & HEALTH CARE (17.08%)
4,791               Eckerd Corporation*                                 153,312
4,000               Eli Lilly and Company                               292,000
4,300               Merck & Company, Inc.                               342,387
2,100               Pfizer, Incorporated                                174,300
6,450               St. Jude Medical, Inc.                              273,319
3,300               Schering-Plough Corporation                         213,675
6,000               Stryker Corporation                                 179,250
8,000               Walgreen Company                                    322,000
                                                                      ---------
                                                                      1,950,243

                  ELECTRONICS & INSTRUMENTATIONS (2.55%)
5,800               Hewlett-Packard Company                             291,450
                  FOOD PROCESSING (2.31%)
5,300               ConAgra, Inc.                                       263,675
                  FOOD - RETAIL (1.78%)
5,700               Albertson's, Inc.                                   203,063
                  FOOD-WHOLESALE (1.91%)
6,700               Sysco Corporation                                   218,587
                  HOUSEHOLD PRODUCTS (1.02%)
3,700               Newell Co.                                          116,550
                  MACHINERY - INDUSTRIAL & CONSTRUCTION   (1.81%)
1,500               Fluor Corporation                                    94,125
3,000               Trinity Industry                                    112,500
                                                                      ---------
                                                                        206,625
                  OFFICE EQUIPMENT & SERVICES (6.18%)
2,000               Compaq Computers Corporation*                       148,750
5,350               Digital Equipment Corporation*                      193,938
2,400               International Business Machines
                      Corporation                                       363,600
                                                                      ---------
                                                                        706,288
                  OIL SERVICES & DRILLING (1.64%)
3,100               Halliburton Company                                 186,775
                  OILS & OIL RELATED PRODUCTS (8.15%)
2,700               Amoco Corporation                                $  217,688
1,300               Atlantic Richfield Company                          172,250
2,500               British Petroleum Company, p.l.c.                   353,437
2,600               Kerr-McGee Corporation                              187,200
                                                                      ---------
                                                                        930,575
                  PACKAGING - CONTAINERS (2.6%)
8,400               Avery-Dennison Corporation                          297,150
                  PHOTOGRAPHY (2.88%)
4,100               Eastman Kodak Company                               329,025
                  RESTAURANTS/LODGING (1.64%)
3,400               Marriott International, Inc.                        187,850
                  RETAIL-SPECIALTY (3.78%)
7,200               NIKE, Inc.                                          432,000
                  TECHNOLOGY (8.38%)
5,000               AMP, Incorporated                                   191,875
3,300               Diebold, Incorporated                               207,488
2,400               Intel Corporation                                   314,250
3,100               Marshall, Incorporated*                              94,937
3,600               Millipore Corporation                               148,950
                                                                      ---------
                                                                        957,500
                  UTILITIES-ELECTRIC (5.46%)
6,500               American  Electric Power Company, Inc.              267,313
6,900               Baltimore Gas and Electric Company                  184,575
4,200               Texas Utilities Company                             171,150
                                                                      ---------
                                                                        623,038
                  UTILITIES - TELEPHONE (1.77%)
5,000               BellSouth Corporation                               202,500

                       TOTAL COMMON STOCKS
                         (COST-$6,011,920)                            9,595,990
                                                                      ---------
PRINCIPAL
 AMOUNT
---------
                  SHORT-TERM NOTES (15.52%)
$  200,000        United States Treasury Bill
                    due 1/16/97 (cost-$199,322)
                                                                        199,322
  1,585,000       United States Treasury Bill
                    due 1/16/97 (cost-$1,572,771)
                                                                      1,572,771
                                                                      ---------
                       TOTAL SHORT-TERM NOTES
                         (COST - $1,772,093)                          1,772,093

                       TOTAL INVESTMENTS (99.5%)
                         (COST -$7,784,013)                          11,368,083

                       CASH AND RECEIVABLES, LESS
                         LIABILITY (.5%)                                 53,133
                                                                      ---------

                       TOTAL CONTRACT OWNERS'
                         EQUITY (100.0%)
                                                                    $11,421,216
                                                                      ---------
                                                                      ---------

*NON-INCOME PRODUCING INVESTMENT IN 1996.


                      See notes to financial statements

------------------------------------------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1996 aggregated $439,020 and $1,153,903, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $21,860 and $30,845 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1996 and 1995, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS


                           YEAR ENDED                      YEAR ENDED
                        DECEMBER 31, 1996               DECEMBER 31, 1995
                   ------------------------------------------------------------

                       UNITS         AMOUNT           UNITS          AMOUNT

Balance at
  beginning of
  year                150,474      $10,412,808       172,507      $  9,313,322

 Purchases              6,506          475,974         5,872           354,276

Net investment
  income*                   -           85,005             -           171,988

Net realized gain
  from investment
  transactions*             -          268,930             -            16,819

Net unrealized
  appreciation
  of investments*           -        1,402,260             -         2,250,305

Withdrawals           (17,035)      (1,244,804)      (27,905)       (1,694,308)

Reimbursement
  for contract
  guarantees*               -            3,168             -               406
                   ------------------------------------------------------------

Balance at end
  of year             139,945      $11,403,341       150,474       $10,412,808
                   ------------------------------------------------------------
                   ------------------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments at December 31, 1996 and 1995 was as follows:

                                    DECEMBER 31      DECEMBER 31
                                       1996             1995
                               --------------------------------------

Gross unrealized appreciation        $3,670,260      $2,225,359

Gross unrealized depreciation            86,190          48,051
                               --------------------------------------
  Net unrealized
    appreciation of investments      $3,584,070      $2,177,308
                               --------------------------------------
                               --------------------------------------

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                           SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                YEAR ENDED DECEMBER 31
                                                               1996         1995         1994         1993         1992
                                                          ---------------------------------------------------------------
 Investment income                                             $1.685       $1.948       $1.408       $1.231       $1.064
 Expenses                                                       1.090         .875         .773         .773         .723
                                                          ---------------------------------------------------------------
 Net investment income                                           .595        1.073         .635         .458         .341
 Net realized and unrealized gain (loss) on investments        11.690       14.139        (.240)        .112         .770
                                                          ---------------------------------------------------------------
 Net increase in accumulation unit value                       12.285       15.212         .395         .570        1.111
 Accumulation unit value:
   Beginning of year                                           69.200       53.988       53.593       53.023       51.912
                                                          ---------------------------------------------------------------
   End of year                                                $81.485      $69.200      $53.988      $53.593      $53.023
                                                          ---------------------------------------------------------------
                                                          ---------------------------------------------------------------


 Ratio of expenses to average net assets                        1.44%        1.44%        1.44%        1.44%        1.44%

 Ratio of net investment income to average net assets            .79%        1.76%        1.18%         .85%         .68%
 Portfolio turnover rate                                        4.77%       14.66%       88.99%       68.62%       59.84%
 Number of accumulation units outstanding at end of year      139,945      150,474      172,507      198,763      217,948
-------------------------------------------------------------------------------------------------------------------------

                   MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 15, 1996. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

             Matter                                      Votes:
        -----------------             ------------------------------------------
                                           FOR           AGAINST         ABSTAIN

Election of
Robert G. Spencer as
Member, Board of Managers                 77,058           839              0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                 75,873         2,024              0

Election of
James W. Voth as
Member, Board of Managers                 76,845         1,051              0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                 77,058           839              0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                      74,487           107          3,303

                          REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for each of the two years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the three years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1996, and the results of its operations for the year then ended, and the changes in its contract owners' equity, and per-unit income and changes in accumulation unit value for each of the two years then ended in conformity with generally accepted accounting principles.

                                                   Ernst & Young LLP



Chicago, Illinois
January 31, 1997